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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                October 30, 2001

                        (Date of earliest event reported)


                        Digital Generation Systems, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                       0-27644               94-3140772
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
          incorporation)                                     identification no.)

        750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039
                    (Address of principal executive offices)


                                 (972) 581-2000

                        (Registrant's telephone number,
                              including area code)


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Item 7. Financial Statements and Exhibits.

        (c)    Exhibits:

               99.1 Selected Historical Financial Data for the years ended
                    December 31, 2000, 1999, 1998, 1997 and 1996 and
                    Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2000, 1999 and 1998 for StarGuide Digital Networks, Inc.

               99.2 Historical Consolidated Financial Statements of StarGuide
                    Digital Networks, Inc. for the years ended December 31, 2000, 1999 and 1998, retroactively restated to reflect the new capital structure and equivalent share and per share information following the merger with Digital Generation Systems, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIGITAL GENERATION SYSTEMS, INC.


Dated: October 30, 2001            By:   /s/ Omar A. Choucair
                                         -------------------------------
                                         Omar A. Choucair
                                         Chief Financial Officer